Exhibit 10.2

FIRST AMENDMENT TO CATTLE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO CATTLE PURCHASE AND SALE AGREEMENT (“First Amendment”) is made and entered into as of November 7, 2014 by and between JBS Food Canada Inc., a Canadian Corporation, (“JBS Canada”) and J&F Ranch Canada Inc., a Canadian Corporation, (“J&F Canada”).

RECITALS

A. JBS Canada and J&F Canada have entered into that certain Cattle Purchase and Sale Agreement dated as of January 24, 2013 (the “Agreement”); and

B. JBS Canada and J&F Canada desire to amend the Agreement to extend the term of the Agreement past July 1, 2016.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreement contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

(a)	Section 10 of the Agreement is amended by deleting “July 1, 2016” where it appears and replacing it with “December 31, 2019”.

(b)	Other than as set forth in this First Amendment, all provisions of the Agreement shall remain in full force and effect.

(c)	The Agreement, as amended by this First Amendment, constitutes the entire agreement of the parties with respect to the matters set forth in the Agreement, as amended by this First Amendment and supersedes any prior understanding or agreement, oral or written, with respect to such matters.

(d)	This First Amendment may be executed in counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(e)	This First Amendment shall be governed and construed in accordance with the laws of the Province of Alberta without giving effect to any choice or conflict of laws rule or provision that would cause the application of the domestic substantive laws of any other jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, JBS Canada and J&F Canada have executed this First Amendment to the Agreement as of the date first written above.

JBS Food Canada Inc.

By:	/s/ Denilson Molina

Name:	DENILSON MOLINA

Its:	CFO

J&F Ranch Canada Inc.

By:	/s/ Luke Lind

Name:	Luke Lind

Its:	Vice President